                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                             TRANS-INDUSTRIES, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


                          [TRANS-INDUSTRIES, INC. LOGO]
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------

To the Stockholders of
TRANS-INDUSTRIES, INC.


         Notice is hereby given that the Annual Meeting of Stockholders of Trans-Industries, Inc. will be held at the Auburn Hills Hilton Suites, 2300 Featherstone, Auburn Hills, Michigan, on May 17, 2000, at 11:00 a.m., for the following purposes:

         1.  To elect five directors;

         2. To ratify the appointment of Grant Thornton LLP as independent auditor for the company for the fiscal year ending December 31, 2000; and

         3. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on March 24, 2000 as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                 By Order of the Board of Directors,



                                 Robert J. Ruben
                                 Secretary



Dated:  Rochester Hills, Michigan
        April 10, 2000







  STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE URGED TO SIGN
    AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE
                               ENCLOSED ENVELOPE.

                             TRANS-INDUSTRIES, INC.
                               2637 S. ADAMS ROAD
                         ROCHESTER HILLS, MICHIGAN 48309
                                 APRIL 10, 2000

                                 PROXY STATEMENT
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2000

      This Proxy Statement is furnished in connection with the solicitation on behalf of the management of Trans-Industries, Inc. (the "Company"), a Delaware corporation, of proxies for the Annual Meeting of its Stockholders to be held on May 17, 2000 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of its Stockholders accompanying this Proxy Statement.
         This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 10, 2000.

                               PROXY SOLICITATION
         All proxies in the enclosed form which are properly executed and returned to the Company will be voted at the Annual Meeting, and any adjournments thereof, in accordance with any directions thereon, or, if no directions are made, will be voted FOR approval of proposals 1 and 2 set forth in the Notice of Annual Meeting. Stockholders who execute proxies may revoke them at any time before they are voted. The enclosed proxy is revocable by a stockholder at any time prior to the exercise thereof by submitting written notice of revocation or subsequently executed proxy to the Secretary of the Company. Signing and mailing the proxy will not affect a stockholder's right to give a later proxy. If a stockholder executing a proxy attends the meeting and votes in person, the proxy will not be used. As of the close of business on March 24, 2000, the record date, the Company had outstanding 3,139,737 shares of Common Stock. Each such share is entitled to one vote with respect to each matter to be voted on at the meeting.
         The only persons known by the Company to own of record or beneficially more than 5% of the outstanding shares of the Company's Common Stock are those listed under the heading "Principal Stockholders" below.

                             PRINCIPAL STOCKHOLDERS
         Set forth below is information respecting persons who, to the knowledge of the Company, owned beneficially more than 5% of the Company's outstanding shares of Common Stock as of February 28, 2000, as well as the amount and percentage of the Company's outstanding shares owned beneficially by all directors and officers of the Company as a group.



  NAME AND ADDRESS                                       SHARES OF COMMON STOCK        PERCENTAGE OF COMMON STOCK
  OF BENEFICIAL OWNER                                       BENEFICIALLY OWNED        OWNED AS OF FEBRUARY 28, 2000
  -------------------                                    ----------------------       -----------------------------
Dale S. Coenen
   2637 S. Adams Rd.
   Rochester Hills, MI  48309 ...............................    579,389                               18.5%

Duncan Miller
   2637 S. Adams Rd.
   Rochester Hills, MI  48309.................................   495,938                               15.8%
Trans-Industries, Inc. Profit Sharing Plan
   2637 S. Adams Road
   Rochester Hills, MI  48309.................................   327,208                               10.4%

Ronald C. Lamparter
   7204 Sterling Ponds Court
   Sterling Heights, MI  48312................................   238,200                                7.6%

All directors and officers as a group (9 persons)............. 1,168,746                               37.2%

                            I. ELECTION OF DIRECTORS

         At the meeting, five directors are to be elected to hold office until the next annual meeting and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote for the election, as directors, of the persons named in the table below. In case any such nominee should become unavailable for any reason, which the management has no reason to anticipate, the proxy holders reserve the right to substitute another person of their choice in his place. All persons named in the table below, except Harry E. Figgie, Jr., are now directors of the Company and were elected by the stockholders at the annual meeting in 1999. The information concerning the nominees and their security holdings has been furnished by them to the Company.



                                                                                               SHARES OF
                                                                                              COMMON STOCK
                                        PRINCIPAL OCCUPATION AND                              BENEFICIALLY         PERCENT
                                          NAME OF ORGANIZATION              DIRECTOR          OWNED AS OF            OF
      NAME AND AGE                         IN WHICH CARRIED ON               SINCE         FEBRUARY 28, 2000        CLASS
      ------------                         -------------------               -----         -----------------        -----

Dale S. Coenen (71)................    Chairman of the Board and                1967              579,389             18.5%
                                       President of the Company

Duncan Miller (75).................    Private Investor                         1967              495,938             15.8%

Harry E. Figgie, Jr. (76)..........    Private Investor,                         --               123,437              3.9%
                                       Chairman of the Board,
                                       The Clark Reliance Corporation
                                       (Manufacturer of liquid flow
                                       meters and valves)

O.K. "Bud" Dealey, Jr. (59)..          President,                               1998               47,437              1.5%
                                       Transmatic, Inc.

Jessie D. Swinea (64).........         President,                               1998                7,500               .2%
                                       Vultron, Inc.


         Each of the nominees has been engaged in the principal occupation set forth above for more than the past five years.

         In addition to various informal conferences and meetings, the Board of Directors held four regular meetings during 1999. All directors attended all of such meetings. The directors received the following fees: Dale S. Coenen $25,000, Duncan Miller $25,000, Matthew Wirgau $25,000, O.K. "Bud" Dealey, Jr. $25,000, and Jessie D. Swinea $25,000. The Company has an Executive Committee of the Board of Directors, which held four meetings during the 1999 fiscal year. The members of the Executive Committee are Dale S. Coenen and Duncan Miller.

         The Company has an Audit Committee of the Board of Directors, consisting entirely of directors, two of whom were not officers or employees of the Company. Its members were Dale S. Coenen, Duncan Miller, and Matthew Wirgau. The Audit Committee held four meetings during the 1999 fiscal year. It reviews the scope and results of the independent accountants' examination and related fees, company management letters, and internal audit activity of the Company and other pertinent auditing and internal control matters. The Company does not have nominating or compensation committees.

         The Board of Directors recommends the election of the nominees listed above. The affirmative vote of a majority of the shares of the Common Stock represented at the meeting is required for election.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation for services in all capacities to the Company and its subsidiaries for the years ended December 31, 1999, 1998 and 1997 of those persons who were, at December 31, 1999, (i) the Chief Executive Officer and (ii) the next four most highly compensated executive officers of the Company and its subsidiaries (the "Named Officers").

                           SUMMARY COMPENSATION TABLE


                                                                     ANNUAL COMPENSATION
                                                    -----------------------------------------------------------
                                                                                  OTHER ANNUAL     ALL OTHER
          NAME AND PRINCIPAL                        SALARY          BONUS         COMPENSATION    COMPENSATION
              POSITION                YEAR          ($) (3)      ($) (1) (3)        ($) (3)        ($) (2) (3)
          --------------------------- -----         ---------    -----------      -------------   -------------

          Dale S. Coenen              1999          $307,145      $     -0-         $25,000          $7,655
          Chairman of the Board       1998           288,254        170,000          25,000           7,475
            and President of          1997           272,377        160,700          25,000           8,405
            Trans-Industries, Inc.

          O.K. Dealey, Jr.            1999           152,973         91,784          25,000           9,613
          President of                1998           138,340        182,500          15,625           9,875
            Transmatic, Inc.          1997           125,222         74,500             -0-           8,456

          Jessie D. Swinea, Jr.       1999           136,546            -0-          25,000           7,133
          President of                1998           135,718            -0-          15,625           6,941
            Vultron, Inc.             1997           129,468         12,000             -0-           7,401

          Delmer G. Fields            1999            91,805         55,083             -0-           5,769
          President of                1998            88,057         52,030             -0-           5,435
            Transign, Inc.            1997            83,680         49,550             -0-           5,651

          Joseph Trimai               1999            80,373         32,149             -0-           5,051
          Vice President of           1998            70,007         23,567             -0-           4,321
            Transmatic, Inc.          1997            63,770         24,400             -0-           4,307


(1) The bonuses reported in the table are indicated for the year earned, not necessarily the year paid.
(2) "All Other Compensation" consists of discretionary contributions to the Company's Defined Contribution Plan and Company matching contributions to the 401(K) Plan.
(3) The incremental cost to the Company and its subsidiaries of providing incidental personal benefits to executive officers of the Company did not, for the 1999 fiscal year, exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for any individual named in the Summary Compensation Table.

         The Company does not know of any transactions in which the amount involved exceeds $60,000 and in which any director, officer, or any security holder who is known to the Company to own of record or beneficially more than five percent of the Company's voting securities, or any immediate family member of any such persons had a material interest.



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company does not have a compensation committee. Recommendations as to compensation are made by the Executive Committee of the Board of Directors consisting of Mr. Dale S. Coenen and Mr. Duncan Miller. Decisions as to compensation are made by the whole Board, except that a member of the Board who is also an employee of the Company or one of its subsidiaries does not participate in any recommendations or decisions concerning his own compensation. In addition, Messrs. Dealey and Swinea do not participate in any recommendations or decisions regarding Mr. Coenen's compensation. Mr. Coenen, Mr. Dealey, and Mr. Swinea, in addition to serving as Board members, are also officers of the Company or one of its subsidiaries.



            FACTORS CONSIDERED IN DETERMINING EXECUTIVE COMPENSATION

         Compensation levels of all salary positions are reviewed periodically by outside consultants and compared with positions of similar scope and responsibility with those among a peer group of companies. In determining compensation payable to the CEO, the Board (the non-employee members of the Board), took into account such compensation levels and the operating position of the Company. With respect to the other "Named Officers", the Board considered the performance of the respective subsidiary in which the executive served (including sales, earnings, and return on assets), levels of compensation paid to comparable executives, responsibilities involved, and the need for adequate incentives to improve future performance.



                               PROFIT SHARING PLAN

         A Defined Contribution Plan was adopted by the Company in 1977, and is nondiscriminatory, port-able, cliff-type vesting, and completely Company financed for all full time employees of Trans-Industries, Inc. and its subsidiaries with one year or more of service. Contributions are established annually by action of the Board of Directors based on profits, cash flow, and other pertinent factors. For 1999, there was a $250,000 contribution made to the Plan. Distribution of accounts is made upon termination of employment. Due to the variable circumstances surrounding the Company's decision to contribute to the Plan in any given year, the Company has determined that it is not feasible to project estimated annual benefits payable upon retirement at normal retirement age for each of the "Named Officers."

           Incorporated into the Defined Contribution Plan is a 401(K) feature, whereby the Company matches the employee's deferrals at a rate of 25 percent. The Company's contributions to the 401(K) plan amounted to $40,000 for 1999.

                   SHAREOWNER RETURN PERFORMANCE PRESENTATION

         The graph below compares the cumulative total stockholder return on the Company's Common Stock to the cumulative total return of a broad index of the NASDAQ Market and an index of non-financial stocks for the period December 31, 1994 through December 31, 1999.



                        FIVE YEAR CUMULATIVE TOTAL RETURN
           TRANS-INDUSTRIES, INC., NASDAQ MARKET INDEX (US COMPANIES)
                      AND NASDAQ NON-FINANCIAL STOCKS INDEX


                                  [LINE GRAPH]


      -----------------------------------------------------------------------------------
      Ending 12/31                   1994      1995      1996     1997    1998    1999
      -----------------------------------------------------------------------------------
      NASDAQ Index                   100       141       174      213     300      546
      ---------------------------- --------- --------- --------- ------- ------- --------
      Non-Financial Index            100       139       169      198     290      562
      ---------------------------- --------- --------- --------- ------- ------- --------
      Trans-Industries, Inc.         100       240       380      840     690      440
      -----------------------------------------------------------------------------------



                   ASSUMES $100 INVESTED ON DECEMBER 31, 1994.
                 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS.

                       II. INDEPENDENT PUBLIC ACCOUNTANTS

         Grant Thornton LLP, Southfield, Michigan has acted as the Company's independent certified public accountants since 1994. As stated in the notice of the meeting, it will be proposed that the stockholders ratify the appointment of Grant Thornton LLP as auditor for the Company for the fiscal year ending December 31, 2000. A representative of Grant Thornton LLP is expected to be present at the meeting and will have an opportunity to make a statement if he so desires. He will also be available to respond to appropriate questions.



                              STOCKHOLDER PROPOSALS

         Any proposals by stockholders of the Company intended to be included in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of stockholders must be in writing and received by the Company at its office at 2637 S. Adams Rd., Rochester Hills, Michigan 48309 no later than December 6, 2000.



                                     GENERAL

         The management does not know of any matters other than the foregoing which will be presented for consideration at the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.
         The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services.
         The Company will provide any stockholder of record at the close of business on March 24, 2000, without charge, upon written request to its Secretary at 2637 S. Adams Rd., Rochester Hills, Michigan 48309, a copy of the Company's Annual Report and Form 10-K for the fiscal year ended December 31, 1999. In order to assure a quorum, whether or not you plan to attend the meeting, you are urged to forward your proxy without delay. If you do attend the meeting and vote, your proxy will not be used. A prompt response will aid management in preparing for the Annual Meeting and, accordingly, will be greatly appreciated.

                                       By Order of the Board of Directors,



                                       Robert J. Ruben
                                       Secretary


April 10, 2000

                             TRANS-INDUSTRIES, INC.
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 17, 2000
                       SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints each of Dale S. Coenen and Kai Kosanke as Proxies, each with full power of substitution, to represent the undersigned and to vote, as designated below, all the shares of Common Stock of TRANS-INDUSTRIES, INC., held of record by the undersigned on March 24, 2000, at the Annual Meeting of Stockholders to be held at the Auburn Hills Hilton Suites, 2300 Featherstone, Auburn Hills, Michigan on May 17, 2000, or any adjournment thereof. The Board of Directors recommends a vote FOR proposals 1 and 2:
1. Election of five directors to hold office for a term of one year.
         |_| FOR all nominees listed below         |_| WITHHOLD AUTHORITY
         (except as marked to the contrary below)  to vote for all nominees listed below
         Dale S. Coenen, Duncan Miller, Harry E. Figgie Jr., O. K. "Bud" Dealey, and Jessie D. Swinea
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------
2. Proposal to ratify selection of Grant Thornton LLP as independent auditor for
the Company.                       |_| FOR     |_| AGAINST     |_| ABSTAIN

                                         (continued and to be signed on reverse)

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

                                                                        Date              , 2000
-----------------------------        -----------------------------           -------------
Signature of Stockholder             Signature of Stockholder












Please sign your name exactly as it appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.